Income Taxes - Schedule of Deferred Income Tax Assets and Liabilities (Details) (10-K) - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 9,633,893	$ 8,705,467
Accrued compensation	1,080,432	1,074,903
Stock based compensation	178,174	66,348
Credit carryforwards	52,592	71,910
Depreciation and amortization carryforwards	(63,917)	(71,054)
Total	10,881,174	9,847,574
Less valuation allowance	(10,881,174)	(9,847,574)
NET DEFERRED TAX ASSETS